Courageous Innovation February 2023 NASDAQ: OCGN

Forward Looking Statements 2 This presentation contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995, which are based on the beliefs and assumptions of Ocugen, Inc. and on information currently available to management. All statements contained in this presentation other than statements of historical fact are forward- looking statements. We may, in some cases, use terms such as “predicts,” “believes,” “potential,” “proposed,” “continue,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “will,” “should,” or other words that convey uncertainty of future events or outcomes to identify these forward-looking statements. Such statements are subject to numerous important factors, risks, and uncertainties that may cause actual events or results to differ materially from our current expectations. These and other risks and uncertainties are more fully described in our periodic filings with the Securities and Exchange Commission (SEC), including the risk factors described in the section entitled “Risk Factors” in the quarterly and annual reports that we file with the SEC. Forward- looking statements that we make in this presentation are based on a combination of facts and factors currently known to us and speak only as of the date of this presentation. Except as required by law, we assume no obligation to update forward-looking statements contained in this presentation whether as a result of new information, future events, or otherwise, after the date of this presentation.

We’re Here to Make an Impact Through Courageous Innovation 3 Mission: Developing cutting-edge innovations for people facing serious disease and conditions with a commitment to ensuring global market access Pioneering modifier gene therapy for inherited retinal diseases, as well as larger blindness diseases with unmet need Innovating a novel biologic to treat eye diseases that can lead to vision loss for millions of people Developing vaccines to provide choice in the fight against COVID-19 Pursuing Regenerative Cell Therapy to treat serious conditions like articular cartilage lesions

4 Pipeline Overview Asset/Program Indication Current Status Vaccines COVAXIN™ (BBV152) SARS-CoV-2 virus COVID-19 • EUA for adults in Mexico; EUA for 5 to 18-year-olds submitted • Top line results show that the U.S. Phase 2/3 immuno-bridging and broadening clinical trial met both primary endpoints. Awaiting final data. OCU500 series Inhaled mucosal vaccine COVID-19 & Flu • COVID-19 technology licensed from Washington University • Phase 1/2 pending FDA discussions • Partnering with CanSino Bio – novel delivery device Cell therapies (Regenerative Medicine) NeoCart® (Autologous chondrocyte-derived neocartilage) Treatment of Articular Cartilage Defects in the Knee • U.S. Regenerative Medicine Advanced Therapy (RMAT) designation • Received concurrence from the FDA on Phase 3 clinical trial strategy • Phase 3 clinical trial is planned to begin in early 2024 Gene therapies OCU400 ** AAV-hNR2E3 Gene mutation-associated retinal degeneration* • Completed dose escalation and established maximum tolerable dose (MTD) • Encouraging safety profile to date NR2E3 Mutation (RP) Phase 1/2 RHO Mutation (RP) Phase 1/2 CEP290 Mutation (LCA) Phase 1/2 OCU410 AAV-hRORA Dry Age-Related Macular Degeneration (Dry AMD)* IND planned for Q2 2023 OCU410ST AAV-hRORA Stargardt disease (orphan disease) IND planned for Q2 2023 Biologicals OCU200 Transferrin – Tumstatin Diabetic Macular Edema IND planned for Q1 2023 Diabetic Retinopathy IND-enabling Wet Age-Related Macular Degeneration (Wet AMD) IND-enabling *No approved therapies exist https://www.aao.org/eye-health/diseases/retinitis-pigmentosa-treatment | https://www.aao.org/eye-health/diseases/amd-treatment **Broad ORPHAN DRUG DESIGNATIONS in the U.S.; Broad ORPHAN MEDICINAL PRODUCT DESIGNATION by the EC for the treatment of RP and LCA

5 OCU500 COVID-19 Mucosal Vaccine Exclusive license agreement with Washington University to develop, manufacture and commercialize its proprietary vaccine in the United States, Europe, Japan and other major markets

OCU500 Intranasal Mucosal Vaccine for COVID-19 & Seasonal Flu • Potential to generate rapid local immunity in the upper airways, and lungs -where SARS-CoV-2 and seasonal flu enters and infects the body • Shown to generate neutralizing IgG, mucosal IgA, and T cell responses to help reduce transmission rate of COVID-19 • Mucosal immunity has been demonstrated as a potential way to prevent infection and spread of COVID-19, which contributes to the evolution of new variants • This approach represents a potential universal booster, regardless of previous COVID-19 vaccination • Quadrivalent flu formulation intended to cover multiple seasonal flu strains 6 Other features include: • 1st Inhaled vaccine • Non-invasive • Needle-free administration • Potential for increased compliance • Scalable manufacturing • Stored and shipped at standard refrigerated conditions • Potential to develop multi-strain and variant specific versions

Licensed Mucosal COVID-19 Vaccines Have Been Well-Tolerated and Demonstrated Efficacy as a Heterologous Booster in Phase 3 Trials Studies demonstrating the benefit of AAV 7 Improved Immunogenicity in Ph3: iNCOVACC vs. COVAXIN • Superior GMT ratio of nAbfor Wuhan (1.45) • Superior GMT ratio of nAbfor OmicronBA.5 (2.1) • GMT ratio for secretory IgA in saliva (1.3) Improved Safety in Ph3: iNCOVACC vs. COVAXIN • Systemic AEs 2.7% (iNCOVACC) vs. 6.2% (COVAXIN) • Nasal reactions 4.9% (iNCOVACC) • Injection reactions 23% (COVAXIN) Ph 3 (N=2160): Superior Immune Response • iNCOVACC ® (N=3000) vs • COVAXIN™ (N=160) CanSino Bio: Ad5-Nebulizer/InhaledBharat Biotech: ChAd-Nasal Dropper Five booster studies Ph 3 (SeiHOPE trial): N=13000 Dose : 1/5 of IM dose Improved Immunogenicity: • Cross protection against Omicron with heterologous booster • Produced T-cell responses higher than IM route • Significantly higher neutralizing antibody responses to WT and Omicron BA.1 compared with inactivated vaccine • Improved serum IgA antibody titers vs. inactivated and subunit vaccines for BA.4/5 Improved Safety: iNCOVACC vs. Inactivated Vaccine • Significantly lower number of injection site reactions vs. inactivated vaccine References: • https://papers.ssrn.com/sol3/papers.cfm?abstract_id=4342771 • https://doi.org/10.1101/2022.03.08.22271816 • https://doi.org/10.1080/22221751.2022.2132881 • https://www.thelancet.com/journals/lanres/article/PIIS2213-2600(22)00087-X/fulltext • NCT05517642 • NCT05124561

8 COVAXIN™ (BBV152) A whole-virion inactivated COVID-19 vaccine candidate licensed from Bharat Biotech (BBIL) for North American Markets

9 Why COVAXIN™ (BBV152)? Designed to augment our North American arsenal of vaccines against COVID-19 • Adult and pediatric phase 2/3 data suggest both humoral & cellular responses generated against multiple viral proteins • Data support that the vaccine induces a Th1 response (cell-mediated immunity), which can be vital for durable protection • Data demonstrate strong safety profile within adult and pediatric populations • Similar technology platform used to produce Polio, Influenza and Rabies vaccines KNOWN SAFETY PROFILE USING VERO CELL PLATFORM • Phase 3 data suggest prevention of hospitalizations caused by COVID-19 • Booster dose provides robust neutralizing antibody responses against Omicron and Delta variants DESIGNED FOR BROAD SPECTRUM IMMUNE RESPONSE RESULTS SHOW PREVENTION OF SEVERE COVID-19 DISEASE • 10 dose vial that can be stored and shipped at 2°- 8° C with an expected 2-year shelf life and 6-month stability at room temperature TRANSPORTATION AND STORAGE EASE Image for illustrative purposes only

10 Pathway for COVAXIN™ (BBV152) Development NCT: 05258669 Immuno-bridging and broadening Safety Top line results BLA Submission Window Phase 2/3 Trial A Phase 2/3, Observer-Blind, Immuno-bridging, and Broadening Study of a Whole, Inactivated Severe Acute Respiratory Syndrome Coronavirus (SARS-CoV-2) Vaccine (BBV152) in Healthy Adults Study Type: Interventional (Clinical Trial) Enrollment: 419 participants Allocation: Randomized Intervention Model: Parallel assignment Intervention Model Description: 1:1 randomization ratio Primary Purpose: Prevention

11 MODIFIER GENE THERAPY PLATFORM Breakthrough technology designed to address many rare diseases as well as complex diseases that affect millions

12 Modifier Gene Therapy: A Broader Reach Gene modifier therapy can potentially address multiple genetic defects with a single product utilizing a gene agnostic approach. In patients with IRDs, this could mean: Improved visual outcomes and quality of life GENE X GENE M cell NR2E3 Delivery “Molecular reset” of health & survival gene networks Cell with normal function cell Restored retinal cell homeostasis O N L ONL/photoreceptor survival GENE X cell GENE M Cell with mutated/ nonfunctioning gene(s) other than modifier gene M O D I F I E R G E N E M

13 Proof of Principle: Published in Nature Gene Therapy OCU400 NR2E3 Mutation-Associated Retinal Disease CEP290 Mutation-Associated Retinal Disease ONE Disease GENE X GNE X https://www.nature.com/articles/s41434-020-0134-z Important milestone for development of therapy; demonstrated proof of principle Protection elicited in multiple animal models of degeneration caused by different mutations Potential to represent first broad-spectrum g e agnostic therapy and provide rescue even after disease onset Efficacy results shown in five unique mouse models of RP Technology developed at Harvard Medical School, Dr. Neena Haider’s Lab Study suggests potency of modifier gene therapy to elicit broad- spectrum therapeutic benefits in early and advanced stages of RP Results suggest evidence of vision rescue in early & advanced stages of disease

14 OCU400 Phase 1/2 U.S. Clinical Trial Progress OCU400 PHASE 1/2 Study to Assess the Safety and Efficacy of OCU400 for Retinitis Pigmentosa Associated with NR2E3 and RHO Mutations and Leber Congenital Amaurosis with Mutations(s) in CEP290 Gene NCT: 05203939 Study Type: Interventional (Clinical Trial) Estimated Enrollment: 21 participants Clinical Trial Sites: Seven Allocation: Non-randomized Intervention Model: Sequential assignment Masking: None (Open Label) Primary Endpoint: Observational endpoint Safety Efficacy (structural, functional, BCVA, mobility) Dosing: Escalation study involving low, medium, high doses Cohort 1 Cohort 2 Cohort 3 Low dose First dose March 2022 Medium dose First dose August 2022 High dose First dose October 2022 Completed Completed Completed • More than 70% enrolled • Dose escalation completed & MTD established (high dose) • Encouraging safety profile to date • Expected efficacy signal mid-2023

15 OCU400 Expected Pathway to Clinical Development & Potential Approval RP LCA Proposed Indication RP & LCA Both FDA & EMA granted broad orphan drug designation for RP & LCA

16 Age-related Macular Degeneration(AMD) Stargardt Disease (STGD) Acquired Age-related Inherited Macular Degeneration  AMD starts as a “dry,” non- neovascular form  Progresses to geographic atrophy  Most prevalent (≈90%) form  Can progress to a more rapid “wet,” neovascular form Wet AMD may cause vascular leakage, hemorrhage, and fibrovascular growth  Stargardt Disease (STGD1)* • Dysfunction of ABCA4, • >1,200 ABCA4 variants are associated with STGD • Important for detoxifying oxidized retinol compounds in visual cycle *Stargardt disease affects approximately 35,000 Americans and approximately 800,000 people globally.

17 ABCA4 RORA CD59 Inflammatory response RORA regulated gene networks are relevant in AMD and Stargardt disease RORA Regulated Gene Networks are Relevant in AMD & Stargardt Disease

18 • Gene variants of ABCA4 are associated with both Stargardt disease and AMD • Very low CD59 (anti- complement) expression in ABCA4 -/- mice retinas • OCU410 restored CD59 expression in the RPE cells • CD59 prevents the formation of the complement membrane attack complex (MAC) and subsequent retina damage OCU410 Restores Anti-Complement (Cd59) Expression in Abca4-/- mice Ab ca -/ -m ic e CD59 prevents the formation of the complement membrane attack complex

19 OCU410 Restoring Retinal Function in ABCA4 -/- Mice Blue Autofluorescence (Lipofuscin) Wild type Control 1M 7M Abca4-/- OCU410 Abca4-/- Electroretinogram (Retina Function) p-value: **<0.01; *** <0.001; **** <0.0001 • OCU410 treatment reduces the age-dependent increase in lipofuscin and improves retina function • Targeting IND for Geographic Atrophy & Stargardt disease in Q2 2023 Reduced Lipofuscin Improved Retina Function

20 OCU200 Novel biologic for treating Diabetic Macular Edema (DME), Diabetic Retinopathy (DR) and Wet Age-Related Macular Degeneration (Wet AMD)

21 OCU200 Potential to Treat DME, DR & Wet AMD 30 DME DR Wet AMD OCU200 is a Transferrin-Tumstatin Fusion Protein • Tumstatin: Multiple Mechanisms of Action (MOAs) for treatment and prevention of macular edema and neovascularization • Transferrin: Targets the site of action and improves uptake (better target engagement) Integrin Targeting provides hope to these patients who are non-responders to current therapies Distinct MOA through targeting Integrin pathways can potentially also help reduce number of injections for patients who do respond to Anti-VEGF & corticosteroids therapies We are executing IND-enabling studies and plan to submit an IND application in the first quarter of 2023 2 OCU200 Provides hope to ALL patients with DME, DR, or Wet AMD * https://www.gene.com/stories/retinal-diseases-fact-sheet https://www.brightfocus.org/macular/article/age-related-macular-facts-figures ~50% of Patients DO NOT Respond to Anti- VEGF/Corticosteroids Therapies ~0.7m ~7.7m ~1.1m patients in the U.S.* patients in the U.S.* patients in the U.S.*

22 NeoCart® (Autologous chondrocyte-derived neocartilage)

23 NeoCart® Regenerative Cell Therapy Attributes: • Designated by FDA as “Regenerative Medicine Advanced Therapy” • Combines breakthroughs in bio-engineering and cell processing to enhance the autologous cartilage repair process • Merges a patient’s own cells with a fortified 3-D scaffold designed to accelerate healing and reduce pain • Patients receive functional cartilage at the time of treatment Follow-up Arthroscopy Demonstrates NeoCart® Progression and Integration** Initial Lesion Time Zero Implantation 8 Weeks 6 Months *The Journal of Bone & Joint Surgery: June 1, 2011 - Volume 93 - Issue 11 - p 994-1000 **Phase 3 patient follow-up arthroscopies unrelated to NeoCart implant. Knee injury increases risk of developing OA by more than 5x 1MM+ annual arthroscopic procedures of the knee* Phase 3 Clinical Trial Planned to Begin Early 2024

24 Ocugen™ Vision Fully integrated, patient-centric biotech company focused on vaccines in support of public health and gene and cell therapies targeting unmet medical needs through Courageous Innovation

February 2023 NASDAQ: OCGN